UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 27, 2011
SYMETRA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33808 (Commission File Number)	20-0978027 (IRS Employer Identification Number)

777 108th Avenue NE, Suite 1200 Bellevue, Washington (Address of principal executive offices)	98004 (zip code)
Registrant’s telephone number, including area code: (425) 256-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
          On April 27, 2011, Symetra Financial Corporation, a Delaware corporation, issued (i) a press release announcing its financial results for the fiscal quarter ended March 31, 2011, a copy of which is attached hereto as Exhibit 99.1, and (ii) a Quarterly Financial Supplement for the fiscal quarter ended March 31, 2011, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The information in this report, including Exhibits 99.1 and 99.2, have been “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section. The information in this report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
99.1	Press Release of Symetra Financial Corporation, dated April 27, 2011, announcing first quarter 2011 results.

99.2	Quarterly Financial Supplement for the quarter ended March 31, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMETRA FINANCIAL CORPORATION

By:	/s/ GEORGE C. PAGOS
Name:	George C. Pagos
Title:	Senior Vice President,
General Counsel and Secretary
Date: April 27, 2011

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press Release of Symetra Financial Corporation, dated April 27, 2011, announcing first quarter 2011 results.

99.2	Quarterly Financial Supplement for the quarter ended March 31, 2011.